                                                                     EXHIBIT T3F

                              CROSS-REFERENCE TABLE
                         12 1/4% Senior Notes Due 2004

TRUST INDENTURE                                                                             INDENTURE
ACT SECTION                                                                                 SECTION
-----------                                                                                 -------
310    (a) (1)............................................................................  7.11
       (a) (2)............................................................................  7.11
       (a) (3)............................................................................  N.A.
       (a) (4)............................................................................  N.A.
       (a) (5)............................................................................  7.11
       (b)................................................................................  N.A.
       (c)................................................................................  N.A.
311    (a)................................................................................  7.12
       (b)................................................................................  7.12
       (c)................................................................................  N.A.
312    (a)................................................................................  2.06
       (b)................................................................................  11.03
       (c)................................................................................  11.03
313    (a)................................................................................  7.07
       (b) (1)............................................................................  7.07
       (b) (2)............................................................................  7.07
       (c)................................................................................  7.07; 11.02
       (d)................................................................................  7.07
314    (a)................................................................................  4.06; 4.17; 11.05
       (b)................................................................................  N.A.
       (c) (1)............................................................................  11.04(a)
       (c) (2)............................................................................  11.04(b)
       (c) (3)............................................................................  8.01(b); 8.02(d)
       (d)................................................................................  N.A.
       (e)................................................................................  11.05
       (f)................................................................................  N.A.
315    (a)................................................................................  7.02
       (b)................................................................................  7.05
       (c)................................................................................  7.01(a)
       (d)................................................................................  7.01(c)
       (e)................................................................................  6.11
316    (a) (last sentence)................................................................  6.07
       (a) (1) (A)........................................................................  6.05
       (a) (1) (B)........................................................................  6.04
       (a) (2)............................................................................  N.A.
       (b)................................................................................  6.07
       (c)................................................................................  9.04
317    (a) (1)............................................................................  6.08
       (a) (2)............................................................................  6.09
       (b)................................................................................  2.05
318    (a)................................................................................  11.01
       (b)................................................................................  N.A.
       (c)................................................................................  11.01

N.A. means not applicable.